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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of RadNet, Inc. (the "Company") on Form 10-K for the twelve month period ended December 31, 2008, as filed with the Securities and Exchange Commission on March 16, 2009 (the "Report"), I, Howard
G. Berger, M.D., Chairman and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the Report.

                            /s/  Howard G. Berger, M.D.
                            ----------------------------------------------------
                                 Howard G. Berger, M.D.
                                 Chairman, President and Chief Executive Officer (Principal Executive Officer)
                                 March 16, 2009

      A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.